EXHIBIT 10.32

[***] = INFORMATION HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT ARCUS BIOSCIENCES, INC. TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT NO. 2 TO THE OPTION AND LICENSE AGREEMENT
This Amendment No. 2 to the Option and License Agreement (this “Amendment”) is made and entered into effective as of October 17, 2025 (the “Amendment Effective Date”) by and between Arcus Biosciences, Inc., a company organized under the laws of State of Delaware, U.S.A., having a business address at 3928 Point Eden Way, Hayward, CA 94545, U.S.A. (“Arcus”), and TAIHO Pharmaceutical Co., Ltd., a corporation organized under the laws of Japan, having a business address at 1-27 Kandanishiki-cho, Chiyoda-ku, Tokyo 101-8444, Japan (“TAIHO”). Capitalized terms used herein but not defined herein shall have the meaning set forth in that certain Option and License Agreement made and entered into effective as of September 19, 2017, by and between Arcus and TAIHO, as amended by that Amendment No. 1 to the Option and License Agreement, dated as of September 1, 2018 (such amendment, the “First Amendment” and such agreement together with the First Amendment, the “Agreement”).
Whereas, pursuant to the Agreement, Arcus granted to TAIHO, with respect to each Arcus Program, (a) during the Exercise Period for such Arcus Program, an exclusive option to obtain an exclusive license to Develop and Commercialize the Option Products in such Arcus Program in the Field in and for the Territory and (b) upon TAIHO’s exercise of the Option, an exclusive license to Develop and Commercialize Licensed Products in the Field in and for the Territory during the Term; and
Whereas, TAIHO wishes to exercise its Option with respect to the AB521 Program (as defined herein), and in connection with TAIHO’s Option exercise, the parties also wish to modify certain provisions of the Agreement with respect to Development of the AB521 Program and Global Studies related thereto, as well as certain milestone payments due under the Agreement with respect to Licensed Products arising out of the AB521 Program, all as set forth herein.
Now, Therefore, in consideration of the mutual covenants, agreements and stipulations set forth herein, the receipt and legal sufficiency of which are hereby mutually acknowledged, the parties hereby agree as follows:
Article I
OPTION EXERCISE
1.1Pursuant to Section 2.1(d) of the Agreement, TAIHO hereby exercises its Option with respect to the Arcus Program directed to the therapeutic Target known as HIF-2alpha (the

“AB521 Program”). Any and all Option Products in the AB521 Program shall be referred to herein as Licensed Products, or specifically as AB521 Licensed Products.
Article II
AMENDMENTS TO AGREEMENT
2.1A new sentence is hereby added at the end of Section [***] of the Agreement (definition of [***] Indication) as follows:
The parties acknowledge and agree that any indication for the treatment of clear cell renal cell carcinoma (“ccRCC”) shall be deemed a [***] Indication. For clarity, there may be multiple [***] Indications for ccRCC based on [***].
2.2A new paragraph is hereby added at the end of Section 3.2 of the Agreement (Arcus License) as follows:
Subject to the terms and conditions of this Agreement, effective automatically as of the License Date with respect to AB521 Licensed Products and their related Companion Diagnostics, TAIHO hereby grants to Arcus a non-exclusive license under TAIHO’s right and interest in the Arcus Technology, the Joint Technology, and the TAIHO Technology, in each case, solely to Develop AB521 Licensed Products and their related Companion Diagnostics in the Field in the Territory as reasonably required for Arcus to satisfy its obligations under Section 4.13. Notwithstanding anything to the contrary in this Section 3.2, and subject to Section 3.9, Arcus may, without TAIHO’s consent, subcontract or collaborate with Third Parties to perform its obligations under Section 4.13 or exercise its rights under the immediately preceding sentence of this Section 3.2, all in accordance with the terms of this Agreement.
2.3The second sentence of Section 3.4(b) is hereby amended as follows:
Arcus shall provide to TAIHO a copy of any agreement executed by Arcus with an Arcus Partner (“Arcus Partner Agreement”) on or after the applicable License Date for an Arcus Program within [***] days after the execution thereof; provided that the terms of any such agreement may be redacted to the extent not relevant to the determination that such agreement complies with this Section 3.4; provided further that, with respect to any Arcus Partner Agreement applicable to the AB521 Program, Arcus shall also provide to TAIHO, within [***] days after the execution of such Arcus Partner Agreement, a summary of all of the material terms of such Arcus Partner Agreement applicable to the Arcus Partner’s [***] for the Territory.
2.4A new paragraph (v) is added at the end of Section 3.6(a) as follows:
; or (v) rights to Develop AB521 Licensed Products and their related Companion Diagnostics in the Field for the Territory as reasonably required for Arcus to satisfy its obligations under Section 4.13.
2.5A new Section 3.9 is hereby added to the Agreement as follows:
3.9    Subcontracting and Collaborators.

(a)Responsibility for Subcontractors. Arcus will require that all Arcus subcontractors perform the activities that they are subcontracted or engaged to perform (as applicable) in accordance with GLP, cGMP, and GCP, as applicable, and otherwise in compliance with Applicable Law. Notwithstanding the engagement of any subcontractor by Arcus, Arcus will [***]. Arcus will be [***].
(b)AB521 Collaborators. To the extent Arcus collaborates with a Third Party [***] (“AB521 Collaborator”), Arcus will grant TAIHO access to and the right to utilize Information and Patent Rights Developed by such AB521 Collaborator as necessary for TAIHO to seek or obtain Marketing Approval of the AB521 Licensed Products in the Territory (and for Developing and Commercializing Licensed Products and Companion Diagnostics for such purposes), and will obtain from the Arcus Collaborator the right to Control and include within the Arcus Know-How and Arcus Patents such Information and Patent Rights. Arcus will provide TAIHO with a copy of its agreement with such AB521 Collaborator within [***] days of execution thereof, including any amendments thereto; provided that the terms of any such agreement or amendment may be redacted to the extent not relevant to the determination of Arcus’s compliance with its obligations under this Agreement.
2.6Section 4.1(a) is hereby deleted and replaced in its entirety as follows:
(a)    Joint Steering Committee. The Joint Steering Committee shall consist of two (2) members, with each party designating one (1) member, who shall be any officer or employee of the party making such designation, provided that following the first exercise of an Option with respect to any Arcus Program, the Joint Steering Committee shall, unless otherwise mutually agreed by the parties, consist of four (4) members, with each party designating two (2) members. The Joint Steering Committee shall monitor and discuss the overall plan and progress of the Development and Commercialization of Antibodies and Compounds with respect to which Arcus intends or already has initiated IND Enabling Studies, for so long as such Antibodies and Compounds may become or are Option Products. Following the first exercise of an Option with respect to any Arcus Program, the Joint Steering Committee shall additionally perform the following functions: (i) monitor and discuss the overall progress of the Development and Commercialization of the Licensed Products; (ii) review the status of intellectual property protection for the Licensed Products and any threats or challenges thereto; (iii) resolve any disputes arising at the Joint Development Committee; (iv) review, discuss, and determine whether to approve the Territory Development Plan (including any updates thereto), as described in Section 4.13; and (v) on an [***] basis, review the [***]. The number of members on the Joint Steering Committee may be adjusted as mutually agreed by the parties. The Joint Steering Committee shall meet in person or by remote means (e.g., by phone or videoconference) at least once per calendar quarter, and more frequently as mutually agreed by the parties or as required to resolve any disputes at the Joint Development Committee. Each party may also call a special meeting of the Joint Steering Committee to resolve particular matters requested by such party within the Joint Steering Committee’s authority, on no less than seven (7) days prior notice (or such shorter time period as may be appropriate under the circumstances, but in no event less than two (2) Business Days prior notice).
2.7Section 4.2 is hereby deleted and replaced in its entirety as follows:
4.2     Development and Commercialization Responsibilities.

(a)Generally. From and after TAIHO’s exercise of the Option with respect to an Arcus Program, and subject to Sections 4.2(a), 4.8 and 14.3(a), TAIHO shall be solely responsible for the Development and Commercialization of the applicable Licensed Product in the Field in the Territory. Without limiting the generality of the foregoing, TAIHO (itself or with or through its Sublicensees) shall be solely responsible for preparing and submitting all required Regulatory Filings in connection with obtaining and maintaining Marketing Approvals with respect to such Licensed Product in the Field in the Territory, at TAIHO’s sole expense. Without limiting Arcus’s rights and title in, and ownership of, its Regulatory Filings and Arcus Know-How, all of such Regulatory Filings submitted for such Licensed Product in the Field in the Territory shall be submitted in the name of, and owned by, TAIHO (or its Sublicensee). Before it begins Developing or Commercializing any Licensed Products within the Field but outside of cancer in the Territory, TAIHO shall notify Arcus in writing. Without limiting any of TAIHO’s other obligations under this Agreement, TAIHO shall also keep Arcus reasonably informed of its efforts outside of cancer with respect to Licensed Products.
(b)AB521 Program. Solely with respect to the AB521 Program, from and after TAIHO’s exercise of the Option with respect to the AB521 Program, Arcus (itself or through its Affiliates, Arcus Collaborators, or Arcus Partners) shall use Commercially Reasonable Efforts to Develop [***] Licensed Product from the AB521 Program in [***] Indications in the Field in Japan, including by conducting the activities set forth in the Territory Development Plan. Without limiting the foregoing, Arcus will implement a Global Study for [***] AB521 Licensed Product to support receipt of Marketing Approval for such AB521 Licensed Product in Japan in [***] Indication.

2.8Section 4.10(b) is hereby deleted and replaced in its entirety as follows:

(b) Effective as of the applicable License Date, Arcus hereby grants to TAIHO the right to access and reference all Regulatory Filings submitted to, and Marketing Approvals obtained from, any Regulatory Authority for a Major Market, including the EMA (and in the case of AB521 Licensed Products, for the Territory), by or under authority of Arcus for the applicable Licensed Product; in each case, solely for the purposes of (i) obtaining and maintaining Regulatory Approvals for such Licensed Product in the Field in the Territory, and (ii) complying with applicable pharmacovigilance and other regulatory requirements with respect to such Licensed Product in the Territory. TAIHO shall have the right to grant access and reference to such Regulatory Filings and Marketing Approvals to its Affiliates and to its Sublicensees and their Affiliates solely for the purposes described in the foregoing clauses (i) and (ii). Arcus shall, promptly upon TAIHO’s request, file with the applicable Regulatory Authority(ies) such letters of access or reference as may be necessary to accomplish the intent of this Section 4.10(b).

2.9A new Section 7.4(b) is added to the Agreement hereby as follows:
b) Global Study Results. Arcus may publish, and authorize Arcus Partners and Arcus Collaborators to publish, the results of any Global Study for AB521 Licensed Products conducted by or on behalf of Arcus, Arcus Partners and Arcus Collaborators without the prior written approval of TAIHO; provided that they are in compliance with the terms and conditions of this Section. Arcus shall provide a copy of the proposed publication to TAIHO for review at least [***] days in advance of any such publication. TAIHO may request, and Arcus shall remove, from the proposed publication any information that is TAIHO Confidential Information. Furthermore, Arcus shall consider in good faith and acting reasonably any other changes requested by TAIHO with respect to such proposed publication. Notwithstanding the foregoing, once the results of a Global Study for AB521 Licensed Products have been published, no further notice shall be required with respect to a subsequent publication of such results. The parties shall reasonably cooperate with each other to coordinate their strategies for publishing the results of any Global Study for AB521 Licensed Products.
2.10Section 10.4 is hereby deleted and replaced in its entirety as follows:
10.4 Accrued Obligations; Survival. Neither expiration nor any termination of this Agreement shall relieve either party of any obligation or liability accruing prior to such expiration or termination, nor shall expiration or any termination of this Agreement preclude either party from pursuing all rights and remedies it may have under this Agreement, at law or in equity, with respect to breach of this Agreement. In addition, the parties’ rights and obligations under Sections 3.2 (with respect to the Arcus License only and not if this Agreement is terminated by TAIHO pursuant to Section 10.2(a) or 10.2(b); and in any event, such survival of the Arcus License shall apply only to the Taiho Technology generated prior to the effective date of termination or expiration, as the case may be and the foregoing survival of the Arcus License shall not limit the terms of Section 10.3(b)(v) above), 3.3(d) (to the extent necessary for Arcus to exercise its rights under the first sentence of this Section 10.4), 3.4(b) (with respect to [***] corresponding to the surviving rights and/or obligations under this Agreement), 3.6, 4.8 (with respect to any surviving rights and/or obligations under any CMO Supply Agreement or supplemental agreement entered into pursuant to Section 4.8(b)(iii)), 4.11 (with respect to any legally required continuing exchange of safety-related data under a PV Agreement), 4.13(f) (for the period of time after the Term [***]), 4.14 (with respect to payment obligations accruing prior to, but not yet paid as of, the effective date of termination), 6.1-6.3 (with respect to payment obligations accruing prior to, but not yet paid as of, the effective date of termination), 6.4 (for a period of [***] years from the end of the calendar year in which termination or expiration occurs), 6.5, 7.1, 7.2, 7.3, 7.6, 8.2 (but only with respect to the introductory language preceding Section 8.2(a) and the entirety of Section 8.2(c) and Section 8.2(d) to the extent necessary for the prosecution and maintenance of Joint Patents under Section 8.2(c)), 8.4 (with respect to Joint Patents or Arcus Patents or TAIHO Patents, as the case may be, to which the other party retains a license following the effective date of such expiration or termination, as applicable), 8.5 (with respect to infringement action initiated prior to the effective date of termination), 9.8, 9.9, 11.1, 11.2, 11.3, and Articles 1 (to the extent required to interpret or enforce other surviving rights and/or obligations), 5 (with respect to payment obligations accruing prior to, but not yet paid as of, the effective date of termination), 10, 12, and 13 of this Agreement shall survive expiration or any termination of this Agreement.

Article III
AMENDMENTS RELATING TO DEVELOPMENT WITH RESPECT TO AB521 PROGRAM
3.1Section 4.13 and Section 4.14 are hereby added to the Agreement as follows.
4.13    Development with Respect to AB521 Program. Solely with respect to the AB521 Program:
(a)Development Obligations. TAIHO shall be released from its Development obligations under Section 4.2(a) and Section 4.5 as to AB521 Licensed Products in the Field for the Territory. For the avoidance of doubt, the foregoing release solely applies to TAIHO’s Development obligations and does not release TAIHO from its obligations pursuant to Section 4.5 to use Commercially Reasonable Efforts to obtain Marketing Approval for and, if approved, Commercialize an AB521 Licensed Product in the Territory (subject to Arcus’ satisfaction of its Development obligations with respect to the AB521 Program).
(b)Development Costs. Arcus shall be solely responsible for the costs and expenses incurred by Arcus in the Development of AB521 Licensed Products and their related Companion Diagnostics for the Field for the Territory, including in connection with the performance of all Territory Development Activities.
(c)Territory Development Plan. Within [***] days following the Amendment Effective Date, Arcus will prepare and submit to the JSC for it to review, discuss, and determine whether to approve a plan setting forth (a) [***] (collectively, the “Territory Development Activities”) and (b) the estimated timelines for performing and completing such activities (the “Territory Development Plan”). Notwithstanding any other provisions in this Section 4.13 or otherwise in the Agreement, with respect to each Global Study for an AB521 Licensed Product: (i) [***]; and (ii) [***]. Without limiting the forgoing, the parties agree that the study designs and [***] for each Global Study attached hereto under Exhibit 4.13(c), shall constitute the initial Territory Development Plan. At least [***] during the Term (and more frequently as may be necessary), Arcus will prepare an update to the Territory Development Plan to include the Territory Development Activities to be conducted during the upcoming calendar year (or otherwise update such Development activities). The JSC will review, discuss, and determine whether to approve each update to the Territory Development Plan. Once reviewed and approved by the JSC, the Territory Development Plan and each update thereto will become effective and, in the case of an update, supersede the previous Territory Development Plan as of the date of such approval or at such other time as decided by the JSC. If the JSC is unable to reach consensus, and no resolution is achieved within [***] days following the date of notice of escalation of such matter to the parties’ respective senior executives in accordance with Section 4.1(e), then [***].
(d)Review of Protocol. The parties agree that, at least [***] days prior to the proposed initiation by Arcus or any of its Affiliates, Arcus Collaborators, or Arcus Partners of a Global Study for AB521 Licensed Products, Arcus shall deliver to TAIHO the draft protocol for such study or trial for review. TAIHO shall review such draft protocol and notify Arcus within [***] Business Days of TAIHO’s receipt thereof if TAIHO in good faith believes that the conduct or design of the proposed study or trial poses an unreasonable risk to the successful

Development, registration or Commercialization of AB521 Licensed Products in the Field in the Territory.
(e)Standard of Conduct. Arcus will perform, and will cause its Affiliates, Arcus Partners, and Arcus Collaborators to perform, all Development activities for AB521 Licensed Products in a timely and professional manner, and in compliance with the Territory Development Plan, and all Applicable Laws, including as applicable GLP, GCP, and GMP. In addition, each party will conduct its obligations with respect to any Global Study for AB521 Licensed Products in strict adherence with the study design set forth in the applicable protocol therefor and as set forth the Territory Development Plan, as may be amended from time to time.
(f)Development Records. Arcus shall maintain reasonably complete, current and accurate records of all Development activities conducted by or on behalf of Arcus, its Affiliates, Arcus Collaborators, or its Arcus Partners pursuant to its obligations under Section 4.13 and all data and other information resulting from such activities consistent with its usual practices, in each case in accordance with all Applicable Laws. Arcus shall maintain such records during the Term and for a period of time after the Term [***]. Such records shall be in English (or include complete English translations) and shall fully and properly reflect all work done and results achieved in the performance of such Development activities in good scientific manner appropriate for regulatory and patent purposes. Arcus shall document the Global Study for AB521 Licensed Products in formal written study reports in accordance with Applicable Laws and national and international guidelines (e.g., GCP, GLP and GMP). Upon TAIHO’s request, Arcus shall, and shall cause its Affiliates, Arcus Collaborators, and Arcus Partners to provide TAIHO with copies of such records; provided that Arcus, its Affiliates, Arcus Collaborators and Arcus Partners shall be entitled to redact [***].
4.14.    Regulatory Assistance with Respect to AB521 Program.
(a)Regulatory Assistance. Each party will use good faith efforts to assist the other party in a timely manner in its efforts to prepare and submit any Marketing Approvals to obtain, support, or maintain Marketing Approvals for the AB521 Licensed Product (a) with respect to Arcus, outside the Territory or in the Territory outside the Field and (b) with respect to TAIHO, in the Field in the Territory. The party requesting such assistance shall reimburse the other party for any reasonable and documented out-of-pocket expenses incurred to provide any requested assistance.
(b)Regulatory Compliance; Costs. TAIHO or its designee shall have the sole right, at its cost, to obtain Marketing Approvals for the AB521 Licensed Products in the Field in the Territory. Subject to the foregoing, TAIHO or its designee shall be solely responsible for all costs and activities for: (i) preparing and submitting all Marketing Approvals required to obtain all Marketing Approvals for AB521 Licensed Products in the Field in the Territory; (ii) communicating with Regulatory Authorities in the Territory with respect to such Marketing Approvals; (iii) obtaining and maintaining all Marketing Approvals for AB521 Licensed Products in the Field in the Territory; and (iv) conducting post-marketing activities of such Licensed Products in the Field in the Territory.

(c)Regulatory Authority Inspections. In the event that any Regulatory Authority of a country in the Territory organizes an on-site inspection relating to the Development of the AB521 Licensed Product in a country in the Territory, the party who is being inspected would promptly notify the other party within a reasonable amount of time, but no later than [***] Business Days following notification of such inspection concerning any of the AB521 Licensed Products. The party who is being inspected would reasonably cooperate with the Regulatory Authority’s request, including by providing the Regulatory Authority’s representatives with access to its premises, documents, materials, records and personnel. To the extent reasonably practicable and if mutually agreeable, the party being inspected would allow the other party [***] provided that [***]. The party being inspected shall further provide the other party with a copy of any findings or reports from such inspection no later than [***] Business Days after receipt by the party being inspected. The party being inspected shall provide the other party with a copy of [***].
(d)Cooperation. Each party shall cooperate in good faith to assist the other party in complying with regulatory obligations and communications with respect to the AB521 Licensed Products, including by providing to the other party, in a timely manner after a request from any Regulatory Authority, such information and documentation in such party’s possession as may be necessary or helpful for the other party to prepare a response to an inquiry from a Regulatory Authority.
Article IV
AMENDMENTS RELATING TO DEVELOPMENT AND REGULATORY MILESTONE PAYMENTS
4.1The first paragraph of Section 5.2 is hereby deleted and replaced in its entirety as follows:
5.2    Development and Regulatory Milestone Payments. With respect to each Arcus Program for which TAIHO exercised the Option and has been granted the License, TAIHO shall, subject to the terms of this Section 5.2, pay to Arcus the corresponding (depending on regulatory pathway and indication) one-time, non-refundable, non-creditable milestone payment within [***] days after TAIHO’s receipt of an invoice from Arcus following the first achievement, by TAIHO or any of TAIHO’s Sublicensees, or, solely with respect to the AB521 Program, by Arcus or any of its Affiliates, Arcus Collaborators, or Arcus Partners (if applicable), of each of the milestone events set forth in the applicable table below by a Licensed Product in such Arcus Program (“Development and Regulatory Milestones;” and such payments “Development and Regulatory Milestone Payments”). For the sake of clarity and as an example only, if TAIHO exercises the Option with respect to six (6) Arcus Programs, then TAIHO may owe to Arcus a particular milestone payment up to six (6) times. TAIHO shall notify Arcus in writing within [***] days after the Achievement of any Development and Regulatory Milestones by TAIHO, its Affiliate or any of TAIHO’s Sublicensees.
4.2A new Section 5.2(a)(i) is hereby added to the Agreement as follows, and the original Section 5.2(a) shall hereby be renumbered as Section 5.2(a)(ii):
(i) Notwithstanding the first sentence in Section 5.2, for the AB521 Program only, if (x) [***] or (y) [***], but TAIHO nevertheless desires to (I) obtain Marketing

Approval in a country in the Territory for an AB521 Licensed Product using the Global Study Pathway or (II) expand the label for an AB521 Licensed Product to include a new indication, in each case ((I) and (II)) in material reliance on Information generated in the Territory by Arcus, any of its Affiliates, Arcus Collaborators, or Arcus Partners in the conduct of a relevant Global Study, then TAIHO shall pay the milestone payments in the table immediately below in this Section 5.2(a)(i) (subject to Section 5.2(d)), which payments shall be due in addition to the milestone payments set forth in Section 5.2(a)(ii) for the AB521 Program upon Achievement (whether by TAIHO or its Sublicensee or by Arcus or any of its Affiliates, Arcus Collaborators, or Arcus Partners) of the listed milestones. Notwithstanding the foregoing, if the applicable Global Study (including any such Global Study for which an Arcus Collaborator or Arcus Partner is a sponsor) with respect to which a milestone in Section 5.2(a) is achieved does not [***], then TAIHO shall have no obligation to pay the milestone payments set forth in this Section 5.2(a) with respect to such Global Study. Notwithstanding anything to the contrary in the Agreement, TAIHO shall not have the right to use any Information (other than safety-related information or to support a Regional Study Pathway) generated pursuant to a Global Study for an AB521 Licensed Product for a [***] Indication in the Territory by Arcus, any of its Affiliates, Arcus Collaborators, or Arcus Partners in its Regulatory Filings with respect to the applicable AB521 Licensed Product and indication if TAIHO has not paid the applicable milestone payments set forth in this Section 5.2(a) when achieved with respect to such Global Study; provided, however, that TAIHO may regain the right to use such Information in its Regulatory Filings at any time after the occurrence of the relevant milestone events set forth in the table in this Section 5.2(a) below by paying to Arcus, at the time TAIHO [***], (X) the applicable not yet paid milestone payments set forth in the table in this Section 5.2(a) below, along with a markup of [***] if such Information is to be used by TAIHO in its Regulatory Filings based on the Global Study Pathway or (Y) if such Information is to be used by TAIHO in its Regulatory Filings based on the Bridging Study Pathway, (1) if [***]; and (2) if [***].

Milestone	[***] Indication	[***] Indication
[***]	[***]	[***]

4.3Section 5.2(d)(i) is hereby deleted and replaced in its entirety as follows:
(d)    Certain Matters:
(i)    Maximum Total Milestone Payments. Each of the foregoing milestone payments shall be paid no more than once for an Arcus Program for the first Achievement of the corresponding event by TAIHO or its Sublicensee with respect to a Licensed Product in such Arcus Program or, solely with respect to the AB521 Program, by Arcus or any of its Affiliates, Arcus Collaborators, or Arcus Partners (if applicable) (regardless of the number of times such event is achieved by other Licensed Products in such Arcus Program), and in no event shall the cumulative milestones payments for an Arcus Program exceed the amounts that would be paid if only the Global Study Pathway was followed. For clarity:
(1)In no event will the total milestone payments for a given Arcus Program (except for the AB521 Program) exceed $130M for all

Regulatory Pathways and Indication Categories combined, and if all Marketing Approvals within the Development and Regulatory Milestones for an Arcus Program (including for clarity, the AB521 Program) are obtained based on the Regional Study Pathway (i.e., based on neither the Global Study Pathway nor the Bridging Study Pathway), the total milestone payments for such Arcus Program will not exceed [***] for all Indication Categories combined;
(2)In no event will the total Development and Regulatory Milestone Payments for a given Arcus Program (except for the AB521 Program) exceed [***] for the [***] Indication, [***] for the [***] Indication or [***] for all [***] Indications combined, and if all Marketing Approvals within the Development and Regulatory Milestones for an Arcus Program (including for clarity, the AB521 Program) are obtained based on the Regional Study Pathway (i.e., based on neither the Global Study Pathway nor the Bridging Study Pathway), the total Development and Regulatory Milestone Payments for such Arcus Program shall not exceed [***] for the [***] Indication, [***] for the [***] Indication or [***] for [***] Indications combined;
(3)In no event will the total milestone payments for the AB521 Program exceed [***] for all Regulatory Pathways and Indication Categories combined. In no event will the total Development and Regulatory Milestone Payments for the AB521 Program exceed [***] for the [***] Indication, [***] for the [***] Indication or [***] for all [***] Indications combined.
4.4A new Section 5.10 is hereby added to the Agreement as follows:
5.10    Additional Territory Development Expenses. In the event any Regulatory Authority in the Territory requires any additional Development specific to the Territory beyond the activities set forth in the Territory Development Plan, the parties shall discuss responsibilities for the additional costs in good faith, including any amounts to be borne by [***], and include such activities in the Territory Development Plan. Notwithstanding the foregoing, all costs and expenses incurred for [***].
Article V
GENERAL
5.1No Other Modifications. Except as specifically set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. No waiver, alteration or modification of any of the provisions of this Amendment shall be binding unless made in writing and signed by the parties by their respective officers thereunto duly authorized. The waiver by either party of a breach or a default of any provision of this Amendment by the other party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such party.
5.2Miscellaneous. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment, once executed by a party may be delivered via electronic means of transmission and shall have the same force and effect as if it were executed and delivered by the parties in the presence of one another. This Amendment shall be governed by and construed in accordance with the laws of the State of California, United States without regard to its conflicts of laws principles.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date by their duly authorized representatives.
TAIHO Pharmaceutical Co., Ltd.
By: /s/ Atsushi Azuma
Name: Atsushi Azuma
Title: Managing Director, Board Member
Arcus Biosciences, Inc.
By: /s/ Terry Rosen
Name: Terry Rosen
Title: CEO

EXHIBIT 4.13(c)
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